CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,  George  R.   Aylward,   President  of  Phoenix   Insight  Funds  Trust  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2008                   /s/ George R. Aylward
     ----------------------              ---------------------------------------
                                         George R. Aylward, President
                                         (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Insight Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2008                  /s/ W. Patrick Bradley
     ----------------------             ----------------------------------------
                                        W. Patrick Bradley, Chief
                                        Financial Officer and Treasurer
                                        (principal financial officer)